                                   EXHIBIT 24

                               POWER OF ATTORNEY

We, the undersigned directors of the Registrant, hereby severally constitute and appoint Marjorie S. Holsinger our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 1996, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.


   Signature                                 Title                                    Date

 /s/ Andrew N. Adams, Jr.                Director                                  February 26, 1997
-----------------------------------
Andrew N. Adams, Jr.


 /s/ John Chirtea                        Director                                  February 26, 1997
-----------------------------------
John Chirtea


 /s/ Willard H. Derrick                  Chairman of the Board and Director        February 26, 1997
-----------------------------------
Willard H. Derrick


 /s/ Susan D. Goff                       Director                                  February 26, 1997
-----------------------------------
Susan D. Goff


 /s/ Solomon Graham                      Director                                  February 26, 1997
-----------------------------------
Solomon Graham


 /s/ Joyce R. Hawkins                    Director                                  February 26, 1997
-----------------------------------
Joyce R. Hawkins


 /s/ Thomas O. Keech                     Director                                  February 26, 1997
-----------------------------------
Thomas O. Keech


 /s/ Charles F. Mess                     Director                                  February 26, 1997
-----------------------------------
Charles F. Mess


-----------------------------------      Director
Robert L. Mitchell


 /s/ Robert L. Orndorff, Jr.             Director                                  February 26, 1997
-----------------------------------
Robert L. Orndorff, Jr.


 /s/ Lewis R. Schumann                   Director                                  February 26, 1997
-----------------------------------
Lewis R. Schumann


 /s/ W. Drew Stabler                     Director                                  February 26, 1997
-----------------------------------
W. Drew Stabler